UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

November 9, 2015

(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.

Natchez, Mississippi 39120

(Address of principal executive offices, including zip code)

(601) 442-1601

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

On November 9, 2015, Callon Petroleum Company (the “Company”) issued a press release announcing that it had launched an underwritten public offering of 10,000,000 shares of the Company’s common stock.

On November 9, 2015, the Company issued a press release announcing that it had acquired additional working interests in the Carpe Diem and Casselman-Bohannon fields in the Central Midland Basin.

Copies of the press releases are furnished as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference. The information set forth in each of the attached Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in each such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title of Document

99.1	Press release announcing launch of underwritten public offering dated November 9, 2015.

99.2	Press release announcing acquisition dated November 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company (Registrant)

November 9, 2015	By:	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
Chief Financial Officer, Senior Vice President and Treasurer

Exhibit Index

Exhibit Number	Title of Document

99.1	Press release announcing launch of underwritten public offering dated November 9, 2015.

99.2	Press release announcing acquisition dated November 9, 2015.